                            FIRST AMENDMENT AGREEMENT

          First Amendment Agreement, dated as of August 9, 1995 (this "Agreement"), among Foundation Health Corporation, a Delaware corporation (the "Borrower"), the lenders (the "Lenders") parties to the Credit Agreement referred to below, Citicorp USA, Inc., as administrative agent (the "Agent"), Wells Fargo Bank, N.A. and NationsBank of Texas, N.A., as co-agents (the "Co-Agents"), and Citicorp Securities, Inc., as arranger (the "Arranger").

          WHEREAS, the Borrower, the Lenders and the Agent are parties to a $300,000,000 Revolving Credit Agreement, dated as of December 5, 1994 (such Revolving Credit Agreement being referred to herein as the "Credit Agreement"; capitalized terms not otherwise defined herein being used herein as therein defined).

          WHEREAS, the Borrower has informed the Agent and the Lenders that the Borrower proposes to use up to $40,000,000 of Advances to repurchase (the "Repurchase Program") shares of its outstanding common stock, par value $0.01 per share (the "Common Stock"), during the period commencing on the date hereof and ending at 5:00 p.m, California time, on February 5, 1996 (such period being the "Covered Period").

          WHEREAS, the Credit Agreement presently prohibits the Borrower from carrying out the transactions contemplated by the Repurchase Program because
Section 4.01(n) of the Credit Agreement requires the Borrower to represent that no proceeds of any Revolving Advance will be used to acquire any equity securities of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, including the Common Stock.

          WHEREAS, the Borrower has requested that the Majority Lenders amend
Section 4.01(n) of the Credit Agreement to permit the transactions contemplated by the Repurchase Program.

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is, effective as of August 9, 1995 and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

          (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions of "Covered Period" and "Common Stock" immediately after the definition of "Convert", "Conversion" and "Converted":

                  ""COVERED PERIOD" means the period commencing on August 9, 1995 and ending at 5:00 p.m., California time, on February 5, 1996."

                  ""COMMON STOCK" means the common stock, par value $0.01 per share, of the Borrower."

          (b) Section 4.01(n) of the Credit Agreement is hereby amended in full to read as follows:

                  "(n) PROHIBITED SECURITIES TRANSACTIONS. No proceeds of any Revolving Advance will be used by the Borrower or any of its Subsidiaries to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended; PROVIDED, HOWEVER, that proceeds of Revolving Advances may be used by the Borrower to acquire shares of Common Stock for aggregate consideration of not to exceed $40,000,000 during the Covered Period."

          (c) Section 5.01 of the Credit Agreement is hereby amended by inserting the following subsection 5.01(k) immediately after subsection 5.01(j):

                  "(k) RETIREMENT OF REPURCHASED SHARES. The Borrower shall immediately retire in accordance with the General Corporation Law of the State of Delaware any shares of Common Stock which are acquired by the Borrower during the Covered Period."

          SECTION 2. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective as of August 9, 1995 if, on or prior to that date, the Agent shall have received (in sufficient copies for each Lender) and in form and substance satisfactory to the Agent:

          (i) counterparts of this Agreement duly executed by the Borrower, the Majority Lenders and the Agent;

          (ii) certified copies of the resolutions of the Board of Directors of the Borrower approving the Repurchase Program, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Repurchase Program and the retirement of all shares of Common Stock that are repurchased pursuant thereto;

          (iii) A certificate of the Chief Financial Officer of the Borrower certifying as follows:

                  (A) that if the Borrower had used $40,000,000 of Advances
               to repurchase shares of Common Stock on June 30, 1995, the Borrower would have been in compliance with the covenants set forth in Sections 5.02(b), 5.03(a) and 5.03(c) of the Credit Agreement; and

                  (B) that no event has occurred and is continuing, or would result from the transactions contemplated by the Repurchase Program, which constitutes an Event of Default or Default; and

          (iv) such other documents as the Agent or any Lender party hereto may request.

          SECTION 3. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. (a) Upon the effectiveness of this Agreement, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

          (c) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

          SECTION 4. FEES, COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Agent incurred in connection with the preparation, execution, delivery, administration, modification, amendment and enforcement of this Agreement and the other documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of the Agent's legal counsel.

          SECTION 5. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          SECTION 6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, by facsimile and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first above-written.

                                       THE BORROWER:

                                       FOUNDATION HEALTH CORPORATION

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       THE AGENT:

                                       CITICORP USA, INC.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       THE LENDERS:

                                       CITICORP USA, INC.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       NATIONSBANK OF TEXAS, N.A.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       WELLS FARGO BANK, N.A.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       BANK OF AMERICA, N.T. & S.A.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       THE CHASE MANHATTAN BANK, N.A.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       THE LONG-TERM CREDIT BANK OF JAPAN, LTD.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       THE BANK OF NOVA SCOTIA

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       THE FUJI BANK, LIMITED

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       THE BANK OF CALIFORNIA, N.A.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       COOPERATIEVE CENTRALE
                                       RAIFFEISEN-BOERENLEENBANK B.A. DSR
                                       "RABOBANK NEDERLAND"
                                       NEW YORK BRANCH

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       THE NIPPON CREDIT BANK LTD., LOS
                                       ANGELES AGENCY

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title: